PAINEWEBBER MONEY MARKET FUND                                      ANNUAL REPORT

                                                                  April 15, 2000

Dear Shareholder,
We are pleased to present you with the annual report for PaineWebber Money Market Fund (the "Fund") for the fiscal year ended February 29, 2000.

MARKET REVIEW

[GRAPHIC]
     During the fiscal year, fear of higher inflation became the dominant theme of the fixed income markets. Interest rates rose as the markets reacted to improving economic prospects in Asia and Latin America, rapidly growing U.S. demand, higher oil prices and the possibility that wage increases might reduce productivity. The Federal Reserve (the Fed) raised short-term interest rates four times during the fiscal year; the Fed Funds rate (the rate the Fed charges for overnight loans) rose from 4.75% to 5.75% during the fiscal year. After fiscal year-end the Fed again raised rates, citing inflation risks to the economy.

     Yields on fixed income securities rose as interest rates rose, causing losses in almost every sector of the bond market. Short-term yields (as measured by the 90-day U.S. Treasury bill) rose from 4.70% to 5.78% during the fiscal year and created more difficult conditions for money market funds. But because of their emphasis on safety, money market funds fared better than the broad bond market.

PORTFOLIO REVIEW

7-Day Yield1                           2/29/00                          8/31/99
--------------------------------------------------------------------------------
Class A Shares                         4.72%                            4.31%
Class B Shares                         4.27                             3.74
Class C Shares                         4.28                             3.84
--------------------------------------------------------------------------------
1 Yields will fluctuate.

PORTFOLIO HIGHLIGHTS

     We expected interest rates to rise during the Fund's fiscal year, and therefore kept the Fund's weighted-average maturity at or below its peer group average. As 2000 approached we increased the Fund's weighting in U.S. government and agency obligations to emphasize liquidity and principal stability in the event of any Y2K problems. The new century dawned without major problems, and with the Y2K

PAINEWEBBER MONEY MARKET FUND

Ivestment Goal:
Principal stability and current income

Portfolio Manager:
Susan P. Ryan,
Mitchell Hutchins Asset Management Inc

Commencement:
July 1, 1991 (Class A)
September 26, 1986 (Class B)
July 14, 1992 (Class C)

Dividend Payments:
Monthly

ANNUAL REPORT                                      PAINEWEBBER MONEY MARKET FUND

issue behind us we were able to focus on more than liquidity. We began to restructure the Fund to balance its goals of current income and principal stability. Throughout the fiscal year, we maintained the Fund's focus on top-tier credit quality instruments.

Characteristics*                                         2/29/00      8/31/99
--------------------------------------------------------------------------------
Weighted Average Maturity                                13.6 days    28.7 days
Average Credit Quality                                   First Tier   First Tier
Net Assets ($mm)                                         $94.7        $91.0
--------------------------------------------------------------------------------

Sector Allocation*            2/29/00                                    8/31/99
--------------------------------------------------------------------------------
Commercial Paper              61.1%         Commercial Paper             64.6%
U.S. Gov't & Agency           26.8          U.S. Gov't & Agency          18.0
Certificates of Deposit        5.8          Certificates of Deposit       7.1
Short-Term Corporate           1.9          Short-Term Corporate          5.6
Bank Notes                     4.4          Bank Notes                    4.7
--------------------------------------------------------------------------------
Total                        100.0          Total                       100.0

OUTLOOK

     We expect an active Fed and rising rates across the yield curve in the first half of 2000. We look for moderating economic growth in the second half of the year, and believe interest rates will stabilize in response to current growth and the absence of real inflationary pressure. As always, we intend to maintain the Fund's emphasis on liquidity, high credit quality and portfolio diversity.

1 Weightings represent percentages of portfolio assets. The Fund's portfolio is actively managed and its composition will vary over time.

PAINEWEBBER MONEY MARKET FUND                                      ANNUAL REPORT

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review of a fund in the PaineWebber Family of Funds,2 please contact your Financial Advisor.

Sincerely,

/s/ MARGO ALEXANDER

MARGO ALEXANDER
Chairman and Chief Executive Officer
Mitchell Hutchins Asset Management Inc.

/s/ BRIAN M. STORMS

BRIAN M. STORMS
President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.

/s/ DENNIS L. McCAULEY

DENNIS L. McCAULEY
Managing Director and Chief Investment Officer--Fixed Income
Mitchell Hutchins Asset Management Inc.

/s/ SUSAN P. RYAN

SUSAN P. RYAN
Portfolio Manager, PaineWebber Money Market Fund
Mitchell Hutchins Asset Management Inc.


This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended February 29, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

2 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PaineWebber Money Market Fund
Statement of Net Assets                                        February 29, 2000

 Principal
  Amount                                           Maturity Interest
   (000)                                            Dates    Rates      Value
 ---------                                         -------- -------- -----------


 U.S. Government and Agency Obligations@ --
  27.18%
  $10,000  Federal Home Loan Bank...............   03/22/00  5.620%  $ 9,967,216
    4,000  Federal National Mortgage
            Association.........................   03/09/00  5.660     3,994,969
   11,763  Student Loan Marketing Association...   03/01/00  5.720    11,763,000
                                                                     -----------
 Total U.S. Government and Agency Obligations
 (cost -- $25,725,185)...........................                     25,725,185
                                                                     -----------
 Bank Notes -- 4.49%
 Domestic -- 4.49%
    2,000  First Tennessee Bank N.A. ...........   03/07/00  6.391*    2,000,000
    2,250  Key Bank N.A. .......................   04/25/00  5.750     2,251,689
                                                                     -----------
 Total Bank Notes (cost -- $4,251,689)...........                      4,251,689
                                                                     -----------
 Certificates of Deposit -- 5.81%
 Yankee -- 5.81%
    2,000  Bayerische Hypo-und Vereinsbank AG...   04/28/00  5.150     1,999,711
    1,000  Canadian Imperial Bank of Commerce...   04/12/00  5.100       999,944
    2,000  Royal Bank of Canada.................   03/01/00  5.890*    1,999,825
      500  Toronto-Dominion Bank................   04/17/00  5.060       499,963
                                                                     -----------
 Total Certificates of Deposit (cost --
  $5,499,443)....................................                      5,499,443
                                                                     -----------
 Commercial Paper@ -- 61.92%
 Asset Backed-Auto & Truck -- 3.17%
    3,000  New Center Asset Trust...............   03/01/00  5.880     3,000,000
                                                                     -----------
 Asset Backed-Banking -- 0.74%
      700  Centric Capital Corporation..........   03/20/00  5.810       697,854
                                                                     -----------
 Asset Backed-Miscellaneous -- 5.72%
    2,424  Enterprise Funding Corporation.......   03/16/00  5.810     2,418,132
    3,000  Variable Funding Capital Corporation.   03/02/00  5.750     2,999,521
                                                                     -----------
                                                                       5,417,653
                                                                     -----------
 Banking - Domestic -- 6.33%
    3,000  KFW International Finance
            Incorporated........................   03/01/00  5.840     3,000,000
    3,000  Morgan (J.P.) & Company,
            Incorporated........................   03/16/00  5.780     2,992,775
                                                                     -----------
                                                                       5,992,775
                                                                     -----------
 Business Services -- 3.17%
    3,000  Block Financial Corporation..........   03/01/00  5.900     3,000,000
                                                                     -----------
 Chemicals -- 5.28%
    2,000  Akzo Nobel, Incorporated.............   03/13/00  5.820     1,996,120
    3,000  Henkel Corporation ..................   03/02/00  5.700     2,999,525
                                                                     -----------
                                                                       4,995,645
                                                                     -----------

PaineWebber Money Market Fund

 Principal
  Amount                                           Maturity Interest
   (000)                                            Dates    Rates      Value
 ---------                                         -------- -------- -----------


 Commercial Paper@--(concluded)
 Consumer Products -- 1.58%
  $1,500   Colgate - Palmolive..................   03/13/00  5.770%  $ 1,497,115
                                                                     -----------
 Drugs, Health Care -- 1.06%
   1,000   Merck & Co., Incorporated............   03/10/00  5.750       998,563
                                                                     -----------
 Electronics -- 2.44%
   2,325   Motorola Incorporated................   03/31/00  5.720     2,313,917
                                                                     -----------
 Finance - Aircraft -- 3.17%
   3,000   International Lease Financing .......   03/06/00  5.750     2,997,604
                                                                     -----------
 Finance - Conduit -- 4.49%
   1,254   MetLife Funding Incorporated.........   03/06/00  5.780     1,252,993
   3,000   UBS Finance (Delaware) LLC ..........   03/01/00  5.830     3,000,000
                                                                     -----------
                                                                       4,252,993
                                                                     -----------
 Finance - Consumer -- 6.33%
   3,000   American General Finance Corporation.   03/21/00  5.760     2,990,400
   3,000   Household Finance Corporation........   03/01/00  5.880     3,000,000
                                                                     -----------
                                                                       5,990,400
                                                                     -----------
 Food & Beverage -- 3.16%
   3,000   Heinz (H.J.) Company.................   03/22/00  5.780     2,989,885
                                                                     -----------
 Insurance -- 3.17%
   3,000   Allstate Corporation.................   03/01/00  5.760     3,000,000
                                                                     -----------
 Manufacturing - Diversified -- 1.89%
   1,800   Honeywell International Incorporated.   04/05/00  5.820     1,789,815
                                                                     -----------
 Metals & Mining -- 3.16%
   3,000   Rio Tinto America Incorporated.......   03/10/00  5.760     2,995,680
                                                                     -----------
 Telecommunications -- 3.15%
   3,000   Bell Atlantic Financial Services,
            Incorporated........................   04/07/00  5.800     2,982,117
                                                                     -----------
 Utility - Electric -- 3.91%
   1,700   Southern California Edison Company...   03/01/00  5.700     1,700,000
   2,003   Southern Company.....................   03/20/00  5.770     1,996,900
                                                                     -----------
                                                                       3,696,900
                                                                     -----------
 Total Commercial Paper (cost -- $58,608,916)....                     58,608,916
                                                                     -----------

PaineWebber Money Market Fund

 Principal
  Amount                                          Maturity Interest
   (000)                                           Dates    Rates      Value
 ---------                                        -------- -------- -----------

 Short-Term Corporate Obligations -- 1.90%
 Banking - Domestic -- 1.90%
  $1,800   Banc One Corporation (cost --
             $1,801,673)........................  03/24/00  6.700%  $ 1,801,673
                                                                    -----------
 Total Investments (cost -- $95,886,906 which
  approximates cost for federal income
  tax purposes) -- 101.30%.......................                    95,886,906
 Liabilities in excess of other assets --
  (1.30)%........................................                   (1,230,185)
                                                                    -----------
 Net Assets (applicable to 24,228,638, 57,010,540
  and 13,418,094 shares of Class A,
  Class B and Class C, respectively, each
  equivalent to $1.00 per share) -- 100.00%......                   $94,656,721
                                                                    ===========

---------
* Variable rate securities-maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of February 29, 2000, and reset periodically.
@ Interest rates shown are discount rates at date of purchase.

                      Weighted average maturity -- 14 days



                 See accompanying notes to financial statements

PaineWebber Money Market Fund
Statement of Operations

                                                                 For the Year
                                                                     Ended
                                                               February 29, 2000
                                                               -----------------
Investment income:
Interest......................................................    $5,144,941
                                                                  ----------
Expenses:
Investment advisory and administration........................       474,438
Service fees -- Class A.......................................        96,157
Service and distribution fees -- Class B......................       318,755
Service and distribution fees -- Class C......................       104,451
Legal and audit...............................................        75,705
Transfer agency and related services fees.....................        53,429
State registration fees.......................................        52,066
Reports and notices to shareholders...........................        48,290
Custody and accounting........................................        11,686
Directors' fees...............................................        10,500
Other expenses................................................        14,206
                                                                  ----------
                                                                   1,259,683
                                                                  ----------
Net investment income.........................................     3,885,258
Net realized loss from investment transactions................          (608)
                                                                  ----------
Net increase in net assets resulting from operations..........    $3,884,650
                                                                  ==========

Statement of Changes in Net Assets

                                                         For the Years Ended
                                                         February 28 or 29,
                                                       ------------------------
                                                          2000         1999
                                                       -----------  -----------
From operations:
Net investment income................................  $ 3,885,258  $ 2,554,316
Net realized gain (loss) from investment
 transactions........................................         (608)      11,401
                                                       -----------  -----------
Net increase in net assets resulting from operations.    3,884,650    2,565,717
                                                       -----------  -----------
Dividends to shareholders from:
Net investment income -- Class A.....................   (1,687,052)  (1,514,274)
Net investment income -- Class B.....................   (1,668,943)    (672,891)
Net investment income -- Class C.....................     (529,263)    (367,151)
                                                       -----------  -----------
                                                        (3,885,258)  (2,554,316)
                                                       -----------  -----------
Net increase in net assets from capital share
 transactions........................................    2,646,060   58,993,707
                                                       -----------  -----------
Net increase in net assets...........................    2,645,452   59,005,108
Net assets:
Beginning of year....................................   92,011,269   33,006,161
                                                       -----------  -----------
End of year..........................................  $94,656,721  $92,011,269
                                                       ===========  ===========

                 See accompanying notes to financial statements

Notes to Financial Statements
Organization and Significant Accounting Policies
 PaineWebber Master Series, Inc. ("Master Series") was incorporated in Maryland on October 29, 1985 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified series investment company which currently offers two series of shares: PaineWebber Money Market Fund ("Fund") and PaineWebber Balanced Fund. The financial statements for PaineWebber Balanced Fund are not included herein.
 The Fund currently offers Class A, Class B and Class C shares. Each class rep-resents interests in the same assets of the Fund and the classes are identical except for differences in their sales charge structure, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares automatically convert to Class A shares approxi-mately six years after initial issuance. All classes of shares have equal vot-ing privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan. All classes of shares may be obtained only through an exchange of shares of the corresponding class of other PaineWebber mutual funds.
 The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:
 Valuation and Accounting for Investments--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are cal-culated using the identified cost method. Interest income is recorded on an ac-crual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.
 Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including ac-crued interest, is at least equal to the repurchase price. In the event of de-fault of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under cer-tain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber In-corporated ("PaineWebber") and investment adviser and administrator of the Fund.
 Net Investment Income and Investment Transactions--Income and expenses (ex-cluding class-specific expenses) are allocated proportionately to each class of shares based upon the relative net asset value of dividend-eligible shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Realized gains and losses are allo-cated proportionately to each class of shares based upon the relative value of shares outstanding at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.
 Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Notes to Financial Statements


Concentration of Risk

 The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

Investment Adviser and Administrator

 The Board of Directors of Master Series has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. At February 29, 2000, the Fund owed Mitchell Hutchins $40,355 for investment advi-sory and administration fees.

Distribution Plans

 Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under sepa-rate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the an-nual rate of 0.25% of the average daily net assets of each class of shares and monthly distribution fees at an annual rate of 0.50% of the average daily net assets of Class B and Class C shares. At February 29, 2000 the Fund owed Mitch-ell Hutchins $49,201 in service and distribution fees.

 Mitchell Hutchins also receives the proceeds of the contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended February 29, 2000, it earned $411,884 in sales charges.

Transfer Agency and Related Services Fees

 PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Funds' transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended February 29, 2000, PaineWebber received from PFPC, Inc., not the Fund, approxi-mately 52% of the total transfer agency and related service fees collected by PFPC, Inc. from the Fund.

Money Market Fund Insurance Bond

 Effective September 30, 1999, the Fund obtained an insurance bond that pro-vides limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of princi-pal or interest or a bankruptcy or insolvency of the issuer or credit enhance-ment provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bond, the Fund would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. For the period September 30, 1999 to February 29, 2000, the Fund did not use this insurance bond.

Other Liabilities

 At February 29, 2000, the amounts payable for Fund shares repurchased and div-idends payable aggregated $9,061,956 and $59,734, respectively.

Notes to Financial Statements
Capital Stock
 There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 1 billion were allocated to the Fund. Transactions in shares of common stock, at $1.00 per share, were as follows:

                                  Class A                    Class B                    Class C
                         --------------------------  ------------------------  --------------------------
                            For the Years Ended        For the Years Ended        For the Years Ended
                            February 28 or 29,          February 28 or 29         February 28  or 29,
                         --------------------------  ------------------------  --------------------------
                             2000          1999         2000         1999          2000          1999
                         ------------  ------------  -----------  -----------  ------------  ------------
Shares sold.............  644,142,361   724,078,370  102,429,610   48,405,259   179,418,396   185,696,212
Shares repurchased...... (685,452,216) (683,232,436) (61,516,312) (39,655,873) (179,395,491) (178,311,578)
Shares converted from
 Class B to Class A.....    4,179,473     5,296,686   (4,179,473)  (5,296,686)      --            --
Dividends reinvested....    1,099,285     1,135,151    1,487,393      611,122       433,034       267,480
                         ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease)
 in shares outstanding..  (36,031,097)   47,277,771   38,221,218    4,063,822       455,939     7,652,114
                         ============  ============  ===========  ===========  ============  ============

Federal Tax Status
 The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.
 At February 29, 2000, the Fund had a net capital loss carryforward of $608 which will expire by February 28, 2008. To the extent such losses are used as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

                      [This Page Intentionally Left Blank]

PaineWebber Money Market Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year is presented below:

                                                   Class A
                                   -------------------------------------------
                                             For the Years Ended
                                             February 28 or 29,
                                   -------------------------------------------
                                    2000     1999     1998     1997     1996
                                   -------  -------  -------  -------  -------
Net asset value, beginning of
 year............................. $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                   -------  -------  -------  -------  -------
Net investment income.............   0.042    0.042    0.042    0.040    0.046
Dividends from net investment
 income...........................  (0.042)  (0.042)  (0.042)  (0.040)  (0.046)
                                   -------  -------  -------  -------  -------
Net asset value, end of year...... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                   =======  =======  =======  =======  =======
Total investment return(1)........    4.32%    4.32%    4.33%    4.11%    4.69%
                                   =======  =======  =======  =======  =======
Ratios/Supplemental Data:
Net assets, end of year (000's)... $24,236  $60,267  $12,983  $11,808  $23,735
Expenses to average net assets....    1.04%    1.17%    1.41%    1.42%    1.31%
Net investment income to average
 net assets.......................    4.31%    4.29%    4.29%    4.09%    4.68%

---------

(1) Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each year reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results for each class would be lower if they were included.

                Class B                                    Class C
-------------------------------------------  ----------------------------------------
          For the Years Ended                        For the Years Ended
          February 28 or 29,                          February 28 or 29,
-------------------------------------------  ----------------------------------------
 2000     1999     1998     1997     1996     2000     1999     1998    1997    1996
-------  -------  -------  -------  -------  -------  -------  ------  ------  ------
$  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
-------  -------  -------  -------  -------  -------  -------  ------  ------  ------
  0.037    0.037    0.037    0.035    0.041    0.037    0.037   0.037   0.034   0.041
 (0.037)  (0.037)  (0.037)  (0.035)  (0.041)  (0.037)  (0.037) (0.037) (0.034) (0.041)
-------  -------  -------  -------  -------  -------  -------  ------  ------  ------
$  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
=======  =======  =======  =======  =======  =======  =======  ======  ======  ======
   3.80%    3.79%    3.81%    3.60%    4.18%    3.81%    3.81%   3.78%   3.50%   4.14%
=======  =======  =======  =======  =======  =======  =======  ======  ======  ======
$57,003  $18,782  $14,715  $18,389  $26,592  $13,418  $12,962  $5,308  $5,504  $5,754
   1.50%    1.73%    1.90%    1.90%    1.79%    1.53%    1.70%   1.95%   1.99%   1.79%
   3.91%    3.75%    3.78%    3.55%    4.17%    3.79%    3.80%   3.76%   3.47%   4.27%

PaineWebber Money Market Fund
Report of Independent Accountants

To the Shareholders and Board of Directors of PaineWebber Money Market Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Money Market Fund (the "Fund", one of the portfolios constituting PaineWebber Master Series, Inc.) at February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by corresponding with the custodian, provide a reasonable basis for the opinion expressed above.

Pricewaterhouse Coopers LLP
1177 Avenue of the Americas
New York, New York 10036
April 7, 2000

PaineWebber Money Market Fund
Tax Information

 We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (February 29, 2000), as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. No portion of these distributions qualifies for the corporate dividend received deduction available to corporate shareholders.

 Distributions received by tax-exempt recipients (e.g. IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

 Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                      [This Page Intentionally Left Blank]

================================================================================

D I R E C T O R S

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms


PRINCIPAL OFFICERS

Margo N. Alexander
President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Dennis McCauley
Vice President

Susan P. Ryan
Vice President

INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

PaineWebber


MONEY MARKET

FUND

                                                        ANNUAL REPORT

FEBRUARY 29, 2000

                                  PaineWebber
                        (C)2000 PaineWebber Incorporated
                               All Rights Reserved
                                   Member SIPC